UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): (February 23, 2009) February 20, 2009

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28481	86-0891931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. 93 West Xinsong Road
Kaifeng City, Henan Province
People’s Republic of China 475002

(Address of principal executive offices)

(+86) 378-292-5211
 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 20, 2009, China Valves Technology, Inc.  (the “Company”) entered into an amendment (the “Amendment”) to the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of August 26, 2008, among the Company and the investors identified in the signature pages  to the Registration Rights Agreement.   The amendment extended until February 28, 2009 the deadline by which the registration statement that was filed by the Company pursuant to the Registration Rights Agreement must become effective.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Amendment and is qualified in its entirety by reference to the Amendment attached to this report  as Exhibit 10.1.

Item 9.01     Financial Statements And Exhibits.

(c)     Exhibits

Exhibit	Description

10.1	Amendment to Registration Rights Agreement, dated February 20, 2009, among China Valves Technology, Inc. and the purchasers identified therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Valves Technology, Inc.

Date: February 23, 2009
/s/ Siping Fang
Siping Fang
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment to Registration Rights Agreement, dated February 20, 2009, among China Valves Technology, Inc. and the purchasers identified therein.

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